Deferred tax assets	12 Months Ended
Dec. 31, 2023
Deferred tax assets.
Deferred tax assets

Note 8. Deferred tax assets

	As of December 31,
(in thousands of euros)	2021	2022	2023
Tax credits	—	—	225
Deferred tax assets	—	—	225

Inventiva S.A. and Inventiva Inc. are taxed as two separate entities and cannot apply the tax consolidation. For each entity, the deferred tax assets and deferred tax liabilities is offset in the consolidated financial statements. Deferred tax assets are recognized only when an entity have sufficient evidence that it will have a sufficient taxable benefit available to use the unused tax losses in the foreseeable future.

Inventiva S.A. has recorded tax losses for 2023 and every year since 2017. As recovery of these losses in future periods is considered unlikely due to the uncertainty inherent to the Company’s activity, no deferred tax assets were recognized on this basis for the full year ended December 31, 2023 as previous periods.

Inventiva Inc. recognized deferred tax assets for an amount €0.2 million of as of December 31, 2023, which relate to U.S. R&D tax credits. Inventiva Inc. is entitled to claim special tax deductions for investments in qualifying expenditure under the Research and Development Tax Incentive regime in the United States. U.S. R&D tax credits can be carried forward for 20 years, are non-refundable unlike the CIR and used to reduce regular tax liability. The Company assessed that the deferred tax assets should be recoverable up to €0.2 million using the estimated future taxable income based on the approved business plans and budgets for the subsidiary on the next three years. Consequently, all other deferred tax assets remain unrecognized.

The balance of unrecognized deferred taxes on Inventiva S.A. tax loss carryforwards amounts to €374.6 million (base) at December 31, 2023 and to €261.8 million at December 31, 2022.